News Release

IMMEDIATE RELEASE

Wednesday, July 18, 2007

Gannett Co., Inc. Reports Second Quarter Results

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that 2007 second quarter earnings from operations per diluted share were $1.25 including income from discontinued operations of 1 cent per diluted share. Diluted earnings per share from continuing operations, on a GAAP (generally accepted accounting principles) basis were $1.24 for the second quarter compared to $1.28 in the second quarter of 2006.

"We achieved some positives in the quarter despite a very challenging advertising environment. Earnings growth was posted by Newsquest in the UK as the critical employment and real estate classified categories showed positive growth and we benefited from Newsquest's restructurings of the last few years. As well, the stronger exchange rate positively impacted results. Our domestic community newspapers, however, faced softening ad demand in part due to the real estate slowdown that has affected a number of our markets. Revenue from television station acquisitions in the broadcasting segment and positive results from Captivate helped offset substantially lower politically related ad demand in the quarter. The performance of our online initiatives and Internet investments and partnerships also were positives," said Craig A. Dubow, chairman, president and chief executive officer.

"There are a significant number of efforts going on at Gannett as we execute our strategic plan, continue our transformation and focus on potential opportunities. It is still early but we are convinced this is the right direction as we position Gannett for the future," he added.

During the quarter the company completed its sale of the Norwich (CT) Bulletin, the Rockford (IL) Register Star, the Observer-Dispatch in Utica, NY, and The Herald-Dispatch in Huntington, WV. In addition, the Chronicle-Tribune in Marion, IN, was contributed to the Gannett Foundation. Operating results for the second quarter and year-to-date exclude results from the former Gannett properties which have been reclassified to income from discontinued operations. Income from discontinued operations totaled $2.0 million in the quarter, or 1 cent per diluted share and $6.2 million or 3 cents per diluted share year-to-date. These transactions resulted in a second quarter after-tax gain of $73.8 million or 31 cents per diluted share which is also included in discontinued operations. Therefore, diluted earnings per share, including both the income and the gain from discontinued operations, were $1.56 for the quarter.

Reported results for the current quarter and year-to-date include KTVD-TV in Denver and WATL-TV in Atlanta which the company acquired in the third quarter of 2006.

CONTINUING OPERATIONS

Total operating revenues for the company were $1.93 billion in the second quarter compared to $2.0 billion in the second quarter of 2006 reflecting lower advertising demand at our domestic newspaper properties as well as the absence of politically related advertising demand that benefited the second quarter a year ago. Total operating revenues would have been 4.0 percent lower on a pro forma basis assuming

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Gannett owned the same complement of properties in the second quarters of 2007 and 2006. Operating cash flow (defined as operating income plus depreciation and amortization) was $555.1 million. Net income was $289.9 million in the second quarter of 2007 compared with $304.5 million in the second quarter of 2006.

Reported operating expenses totaled $1.44 billion for the quarter, a 1.6 percent decline from $1.47 billion in the second quarter a year ago. The decline reflects continued cost control efforts and lower newsprint expense offset partially by the television station acquisitions, severance and accelerated depreciation expenses related to a number of efficiency efforts in the U.S. and the UK, and the higher exchange rate for the British pound. On a pro forma basis, total operating expenses were down 2.0 percent. Corporate expenses declined 8.1 percent to $18.7 million from $20.3 million in the second quarter of 2006.

Average diluted shares outstanding in the second quarter totaled 234,605,000 compared with 237,767,000 in 2006's second quarter. During the quarter, approximately 1.5 million shares were repurchased.

NEWSPAPERS

Newspaper segment operating revenues totaled $1.72 billion for the second quarter compared to $1.79 billion in the second quarter a year ago. Advertising revenues totaled $1.28 billion for the quarter, a decline of 5.3 percent. Local advertising revenues were 4.0 percent lower, national advertising revenues declined 2.8 percent and classified revenues were down 7.5 percent. Results for Newsquest, our operations in the UK, were better than our U.S. operations in the second quarter of 2007 versus the second quarter last year. In the UK, advertising revenues were down 2.5 percent on a constant currency basis while in the U.S. pro forma advertising revenues were 7.7 percent lower. Operating cash flow for the total newspaper segment, which includes USA TODAY and our UK properties, was $474.0 million in the second quarter.

Total newspaper operating expenses declined 2.0 percent for the quarter reflecting continuing expense control and efficiency efforts, and lower newsprint expense. On a pro forma, constant currency basis, newspaper segment operating expenses declined 3.3 percent. Reported newsprint expense fell 7.8 percent in the quarter. This reflects lower volume partially offset by slightly higher newsprint prices resulting from increased year-over-year prices in the UK and the higher exchange rate.

At USA TODAY, advertising revenues were down just over 1 percent in the quarter compared with the second quarter of 2006. However, in June we achieved higher ad revenues reflecting strong growth in a number of categories. Paid advertising pages totaled 1,034 compared with 1,098 in the year-ago quarter.

BROADCASTING

Broadcasting segment results for the quarter include WATL-TV (acquired in August 2006) and KTVD-TV (acquired in June 2006).

Broadcasting revenues (which include Captivate) were $204.7 million in the second quarter compared to $205.4 million in the second quarter of 2006, a 0.4 percent decline. The slight decline reflects revenue from the acquired television stations and revenue growth of 33.5 percent and 12.3 percent in

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online and Captivate, respectively. This was offset by softness in television advertising demand and substantially lower politically related advertising versus the over $9 million achieved in the second quarter of 2006.  Broadcasting revenues would have been 6.5 percent lower if Gannett had owned the same group of stations in both the second quarter of 2007 and 2006. Reported broadcasting expenses increased 4.6 percent in the quarter. However, on a pro forma basis, broadcasting costs would have been 1.9 percent lower. In the second quarter operating cash flow was $95.9 million for the broadcasting segment.

Reported television revenues were $197.5 million in the second quarter compared to $199.0 million in the same quarter a year ago.

NON-OPERATING ITEMS

Interest expense was $66.4 million in the second quarter compared to $67.4 million in the second quarter of 2006 reflecting lower average debt balances. The increase in other non-operating income was due to solid results from our digital investments, gains on investments and the sale of real estate. During the quarter the company issued $1.0 billion of unsecured senior convertible notes with a floating rate of interest equal to one-month LIBOR minus 23 basis points. The proceeds were used to repay a portion of the company's outstanding commercial paper.

* * * *

At the end of the quarter, Gannett had more than 100 domestic publishing Web sites, including USATODAY.com, one of the most popular newspaper sites on the Web. The company also had Web sites in all of its 19 television markets. In June, Gannett's consolidated domestic Internet audience share was 21.8 million unique visitors reaching 13.6 percent of the Internet audience according to Nielsen//NetRatings. Newsquest is also an Internet leader in the UK where its network of Web sites attracted 76.9 million monthly page impressions from approximately 5.1 million unique users.

All references in this release to "comparable" revenue results and "operating cash flow" are to non-GAAP financial measures. Management believes that this use allows management and investors to analyze and compare the Company's results in a more meaningful and consistent manner. A reconciliation of the non-GAAP operating cash flow amounts to the Company's consolidated statements of income is attached.

As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company's Web site, www.gannett.com, or listen-only conference lines. U.S. callers should dial 1-800-474-8920 and international callers should dial 719-457-2727 at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 1469592. To access the replay, dial 1-888-203-1112 in the U.S. International callers should use the number 719-457-0820. The confirmation code for the replay is 1469592. Materials related to the call will be available through the Investor Relations section of the company's Web site Wednesday morning.

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Gannett Co., Inc. is a leading international news and information company that publishes 85 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns nearly 1,000 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes nearly 300 titles, including 18 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 23 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact:
Jeffrey Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

For media inquiries, contact:
Tara Connell
Vice President of Corporate Communications
703-854-6049
tjconnel@gannett.com

# # #

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                            Thirteen weeks ended      % Inc
                                      July 1, 2007    June 25, 2006   (Dec)
Net Operating Revenues:
Newspaper advertising                 $  1,281,555     $ 1,353,150     (5.3)
Newspaper circulation                      312,506         314,542     (0.6)
Broadcasting                               204,666         205,420     (0.4)
Other                                      129,498         122,745      5.5
                                       -----------      ----------   ------
Total                                    1,928,225       1,995,857     (3.4)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           1,052,476       1,079,525     (2.5)
Selling, general and
  administrative expenses,
  exclusive of depreciation                320,636         320,768        -
Depreciation                                63,012          59,708      5.5
Amortization of intangible assets            8,855           7,764     14.1
                                       -----------      ----------   ------
Total                                    1,444,979       1,467,765     (1.6)
                                       -----------      ----------   ------
Operating income                           483,246         528,092     (8.5)
                                       -----------      ----------   ------
Non-operating income (expense):
Interest expense                           (66,400)        (67,374)    (1.4)
Other                                       12,539          (3,112)     ***
                                       -----------      ----------   ------
Total                                      (53,861)        (70,486)   (23.6)
                                       -----------      ----------   ------
Income before income taxes                 429,385         457,606     (6.2)
Provision for income taxes                 139,500         153,100     (8.9)
                                       -----------      ----------   ------
Income from continuing operations          289,885         304,506     (4.8)
                                       -----------      ----------   ------
Discontinued Operations
Income from the operation of
  discontinued operations, net
  of tax                                     1,963           5,992    (67.2)
Gain on disposal of newspaper
  businesses, net of tax                    73,814               -      ***
                                       -----------      ----------   ------
Net Income                            $    365,662     $   310,498     17.8
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       1.24     $      1.28     (3.1)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                       0.01            0.03    (66.7)
Gain on disposal of newspaper
  businesses per share - basic                0.32               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       1.56     $      1.31     19.1
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       1.24     $      1.28     (3.1)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                     0.01            0.03    (66.7)
Gain on disposal of newspaper
  businesses per share - diluted              0.31               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       1.56     $      1.31     19.1
                                       ===========      ==========   ======
Dividends per share                   $       0.31     $      0.29      6.9
                                       ===========      ==========   ======

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                          Twenty-six weeks ended      % Inc
                                      July 1, 2007    June 25, 2006   (Dec)
Net Operating Revenues:
Newspaper advertising                 $  2,503,182     $ 2,598,378     (3.7)
Newspaper circulation                      630,041         631,934     (0.3)
Broadcasting                               387,725         387,995     (0.1)
Other                                      249,271         230,171      8.3
                                       -----------      ----------   ------
Total                                    3,770,219       3,848,478     (2.0)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           2,110,412       2,137,532     (1.3)
Selling, general and
  administrative expenses,
  exclusive of depreciation                641,157         635,345      0.9
Depreciation                               125,548         119,851      4.8
Amortization of intangible assets           17,710          15,528     14.1
                                       -----------      ----------   ------
Total                                    2,894,827       2,908,256     (0.5)
                                       -----------      ----------   ------
Operating income                           875,392         940,222     (6.9)
                                       -----------      ----------   ------
Non-operating income (expense):
Interest expense                          (139,345)       (132,095)     5.5
Other                                          592          (3,288)     ***
                                       -----------      ----------   ------
Total                                     (138,753)       (135,383)     2.5
                                       -----------      ----------   ------
Income before income taxes                 736,639         804,839     (8.5)
Provision for income taxes                 240,400         269,400    (10.8)
                                       -----------      ----------   ------
Income from continuing operations          496,239         535,439     (7.3)
                                       -----------      ----------   ------
Discontinued Operations
Income from the operation of
  discontinued operations, net
  of tax                                     6,221          10,368    (40.0)
Gain on disposal of newspaper
  businesses, net of tax                    73,814               -      ***
                                       -----------      ----------   ------
Net Income                            $    576,274     $   545,807      5.6
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       2.12     $      2.25     (5.8)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                       0.03            0.04    (25.0)
Gain on disposal of newspaper
  businesses per share - basic                0.31               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       2.46     $      2.30      7.0
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       2.11     $      2.25     (6.2)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                     0.03            0.04    (25.0)
Gain on disposal of newspaper
  businesses per share - diluted              0.31               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       2.45     $      2.29      7.0
                                       ===========      ==========   ======
Dividends per share                   $       0.62     $      0.58      6.9
                                       ===========      ==========   ======

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                           Thirteen weeks ended       % Inc
                                      July 1, 2007    June 25, 2006   (Dec)
Net Operating Revenues:
Newspaper publishing                  $  1,723,559     $ 1,790,437     (3.7)
Broadcasting                               204,666         205,420     (0.4)
                                       -----------      ----------   ------
Total                                 $  1,928,225     $ 1,995,857     (3.4)
                                       ===========      ==========   ======
Operating Income
(net of depreciation
and amortization):
Newspaper publishing                  $    414,534     $   455,144     (8.9)
Broadcasting                                87,412          93,288     (6.3)
Corporate                                  (18,700)        (20,340)     8.1
                                       -----------      ----------   ------
Total                                 $    483,246     $   528,092     (8.5)
                                       ===========      ==========   ======
Depreciation and Amortization:
Newspaper publishing                  $     59,498     $    55,197      7.8
Broadcasting                                 8,459           8,088      4.6
Corporate                                    3,910           4,187     (6.6)
                                       -----------      ----------   ------
Total                                 $     71,867     $    67,472      6.5
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $    474,032     $   510,341     (7.1)
Broadcasting                                95,871         101,376     (5.4)
Corporate                                  (14,790)        (16,153)     8.4
                                       -----------      ----------   ------
Total                                 $    555,113     $   595,564     (6.8)
                                       ===========      ==========   ======

Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the quarter include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.  See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                         Twenty-six weeks ended       % Inc
                                     July 1, 2007    June 25, 2006    (Dec)
Net Operating Revenues:
Newspaper publishing                  $  3,382,494     $ 3,460,483     (2.3)
Broadcasting                               387,725         387,995     (0.1)
                                       -----------      ----------   ------
Total                                 $  3,770,219     $ 3,848,478     (2.0)
                                       ===========      ==========   ======
Operating Income
(net of depreciation
and amortization):
Newspaper publishing                  $    765,571     $   815,937     (6.2)
Broadcasting                               151,574         165,093     (8.2)
Corporate                                  (41,753)        (40,808)    (2.3)
                                       -----------      ----------   ------
Total                                 $    875,392     $   940,222     (6.9)
                                       ===========      ==========   ======
Depreciation and Amortization:
Newspaper publishing                  $    118,160     $   110,898      6.5
Broadcasting                                17,182          16,114      6.6
Corporate                                    7,916           8,367     (5.4)
                                       -----------      ----------   ------
Total                                 $    143,258     $   135,379      5.8
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $    883,731     $   926,835     (4.7)
Broadcasting                               168,756         181,207     (6.9)
Corporate                                  (33,837)        (32,441)    (4.3)
                                       -----------      ----------   ------
Total                                 $  1,018,650     $ 1,075,601     (5.3)
                                       ===========      ==========   ======
Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the quarter include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.  See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
"Operating cash flow", a non-GAAP measure, is defined as operating income plus depreciation and amortization of intangible assets.  Management believes that use of this measure allows investors and management to measure, analyze and compare the performance of its business segment operations at a more detailed level and in a meaningful and consistent manner.
A reconciliation of these non-GAAP amounts to the company's operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company's consolidated statements of income, follows:

Thirteen weeks ended July 1, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $474,032     $ 95,871     $(14,790)     $555,113
Less:
Depreciation              (51,008)      (8,094)      (3,910)      (63,012)
Amortization               (8,490)        (365)           -        (8,855)
                         --------     --------     --------      --------
Operating income         $414,534     $ 87,412     $(18,700)     $483,246
                         ========     ========     ========      ========

Thirteen weeks ended June 25, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $510,341     $101,376     $(16,153)     $595,564
Less:
Depreciation              (47,623)      (7,898)      (4,187)      (59,708)
Amortization               (7,574)        (190)           -        (7,764)
                         --------     --------     --------      --------
Operating income         $455,144     $ 93,288     $(20,340)     $528,092
                         ========     ========     ========      ========

Twenty-six weeks ended July 1, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $  883,731     $168,756     $(33,837)   $1,018,650
Less:
Depreciation             (101,187)     (16,445)      (7,916)     (125,548)
Amortization              (16,973)        (737)           -       (17,710)
                        ---------     --------     --------     ---------
Operating income       $  765,571     $151,574     $(41,753)   $  875,392
                        =========     ========     ========     =========

Twenty-six weeks ended June 25, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $  926,835     $181,207     $(32,441)   $1,075,601
Less:
Depreciation              (95,749)     (15,735)      (8,367)     (119,851)
Amortization              (15,149)        (379)           -       (15,528)
                        ---------     --------     --------     ---------
Operating income       $  815,937     $165,093     $(40,808)   $  940,222
                        =========     ========     ========     =========